UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 4, 2015

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2015, QTS Realty Trust, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders approved an amendment to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the “2013 Plan”) to increase the number of shares available for issuance thereunder by 3,000,000, so that the number of shares available for issuance under the 2013 Plan is 4,750,000, and add certain additional authorized performance measures and approve the material terms for payment of performance-based compensation thereunder for purposes of Section 162(m) of the Internal Revenue Code (the “Plan Amendment”). The board of directors of the Company approved the Plan Amendment, subject to stockholder approval, on March 3, 2015. Except as amended by the Plan Amendment, the remaining terms of the 2013 Plan remain in full force and effect.

A copy of the Plan Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders (i) elected eight directors, (ii) ratified the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and (iii) approved the Plan Amendment. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 19, 2015 and the full text of the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The final voting results for each proposal are set forth below.

Election of Directors

At the Annual Meeting, stockholders elected eight directors of the Company to serve until the 2016 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad L. Williams	37,132,433	69,904	1,742,084
John W. Barter	37,189,551	12,786	1,742,084
William O. Grabe	37,190,047	12,290	1,742,084
Catherine R. Kinney	37,136,483	65,854	1,742,084
Peter A. Marino	37,189,050	13,287	1,742,084
Scott D. Miller	37,189,551	12,786	1,742,084
Philip P. Trahanas	37,190,652	11,685	1,742,084
Stephen E. Westhead	37,189,655	12,682	1,742,084

Ratification of Ernst & Young as the Company’s independent registered public accounting firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,809,989	130,078	4,354	--

Approval of Amendment to the 2013 Plan

At the Annual Meeting, the Company’s stockholders approved the Plan Amendment. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,794,695	354,023	53,619	1,742,084

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description

10.1	Amendment #2 to QTS Realty Trust, Inc. 2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

May 5, 2015

EXHIBIT LIST

Exhibit Number	Exhibit Description

10.1	Amendment #2 to QTS Realty Trust, Inc. 2013 Equity Incentive Plan